SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 MARCH 18, 2003
                        (Date of Earliest Event Reported)

                          HOUSEHOLD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


 DELAWARE                           001-08198                       36-3121988
(State or other              (Commission File Number)             (IRS Employer
 Jurisdiction                                                     Identification
 of incorporation)                                                    Number)

               2700 SANDERS ROAD, PROSPECT HEIGHTS, ILLINOIS 60070
          (Address of principal executive offices, including Zip Code)
                                 (847) 564-5000
              (Registrant's telephone number, including area code)



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ITEM 5 - OTHER EVENTS.

                  On March 19, 2003, Household International, Inc., a Delaware corporation ("Household") issued a press release announcing that on March 18, 2003, it had agreed to the entry by the Securities and Exchange Commission ("SEC") of a cease-and-desist order relating to certain of Household's disclosures about its restructuring and other account management policies.

                  In connection with the foregoing, Household will also be filing an amendment to its Annual Report on Form 10-K/A for the year ended December 31, 2001 which will replace certain existing disclosures about its restructure policies with the following language:

                  Our account management policies and practices for consumer receivables include collection strategies that permit us to reset the contractual delinquency status of an account to current in certain circumstances. We are amending our disclosures of our restructure policies to include the following disclosures: (1) in numerous instances Household accepts one or zero payments prior to resetting the delinquency status, and (2) in many instances, we restructure delinquent accounts automatically. In the case of automatic restructures, no prior contact is required with the customer to determine if the cause of delinquency has been cured. These account management policies and practices vary from product to product and are continually being tested and refined and may change from time to time and period to period. The account management policies and practices include, but are not limited to, restructure or reaging of accounts, forbearance agreements, extended payment plans, modification arrangements, consumer credit counseling accommodations, loan rewrites and deferments.

                  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the order is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 7(C) - EXHIBITS.


       99.1 Press Release, dated March 19, 2003, issued by Household International, Inc.

       99.2 Order Instituting Cease-And-Desist Proceedings, Making Findings, and Imposing Cease-and-Desist Order Pursuant to
                    Section 21C of The Securities Exchange Act of 1934



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOUSEHOLD INTERNATIONAL, INC.

Date:  March 19, 2003                    By: /s/: John W. Blenke
                                            ------------------------------------
                                         Name:   John W. Blenke
                                         Title:  Vice President - Group General
                                                 Counsel and Assistant Secretary



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







                                  EXHIBIT INDEX




       99.1 Press Release, dated March 19, 2003, issued by Household International, Inc.

       99.2 Order Instituting Cease-And-Desist Proceedings, Making Findings, and Imposing Cease-and-Desist Order Pursuant to
                    Section 21C of The Securities Exchange Act of 1934